UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2013

MSC INDUSTRIAL DIRECT CO., INC.

(Exact Name of Registrant as Specified in Its Charter)

New York	1-14130	11-3289165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Maxess Road, Melville, New York (Address of principal executive offices)	11747
(Zip Code)

Registrant’s telephone number, including area code: (516) 812-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 23, 2013, MSC Industrial Direct Co., Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the completion of its acquisition (the “Acquisition”) of substantially all of the assets and assumption of certain liabilities of the North American distribution business (“Barnes Distribution North America”) of Barnes Group Inc. (NYSE: B) (“Barnes”), pursuant to the terms of the Asset Purchase Agreement, dated February 22, 2013, between the Company and Barnes. This amendment to the Original Form 8-K is being filed to provide the financial statements of Barnes Distribution North America and the unaudited pro forma financial information listed below, pursuant to Items 2.01 and 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited combined financial statements of Barnes Distribution North America as of and for the year ended December 31, 2012 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed financial statements relating to the Acquisition of Barnes Distribution North America, as described above, are furnished as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

(d)	Exhibits

The following exhibits are filed with this Current Report on Form 8-K/A:

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Accountants

99.1	Audited combined financial statements of Barnes Distribution North America as of and for the year ended December 31, 2012

99.2	Unaudited pro forma condensed consolidated financial statements

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSC INDUSTRIAL DIRECT CO., INC.

Date: July 8, 2013	By:	/s/ JEFFREY KACZKA
		Name:	Jeffrey Kaczka
		Title:	Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Accountants

99.1	Audited combined financial statements of Barnes Distribution North America as of and for the year ended December 31, 2012

99.2	Unaudited pro forma condensed consolidated financial statements

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